UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 27, 2018
(Date of earliest event reported)

CELLECTAR BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-36598	04-3321804
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3301 Agriculture Drive, Madison, Wisconsin 53716
(Address of principal executive offices)

(608) 441-8120
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On July 27, 2018, Cellectar Biosciences, Inc., a Delaware corporation (the “Company”) issued a press release announcing the pricing of an underwritten public offering of 815,000 shares of common stock , par value $0.00001 per share, of the Company (“Common Stock”), 1,114 shares of Series C Convertible Preferred Stock (the “Series C Preferred Stock”) convertible into 2,785,000 shares of Common Stock and Series E warrants (the “Warrants”) to purchase 3,600,000 shares of Common Stock. The public offering price of a share of Common Stock together with a Warrant to purchase one share of common stock will be $4.00. The public offering price to purchase one share of Series C Preferred Stock, each of which is convertible into 2,500 shares of Common Stock at a conversion price of $4.00 per share, together with a Warrant to purchase 2,500 shares of common stock will be $10,000. The Warrants have an exercise price of $4.00 per share, and are exercisable for five years from the date of issuance. Gross proceeds of the offering will be $14.4 million before deducting the underwriting discount and related offering expenses.

In addition, the Company will grant the underwriters a 45 day option to purchase up to 540,000 additional shares of Common Stock and Warrants to purchase up to 540,000 shares of Common Stock.

Ladenburg Thalmann & Co. Inc. is the sole book-running manager in connection with the offering and CIM Securities, LLC acted as a co-manager. The offering is expected to close on or about July 31, 2018, subject to the satisfaction of customary closing conditions.

The Common Stock, Series C Preferred Stock and Warrants are being offered by the Company pursuant to a Registration Statement on Form S-1 filed with the Commission under the Securities Act of 1933, as amended (the “Act”) (File No. 333-225675), which was initially filed with the Securities and Exchange Commission on June 15, 2018, and an additional registration statement filed pursuant to Rule 462(b) under the Act (File No. 333-226374).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Number	Title
99.1	Press release dated July 27, 2018, titled “Cellectar Biosciences Announces Pricing of $14.4 Million Underwritten Public Offering”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 27, 2018	CELLECTAR BIOSCIENCES, INC.

	By:	/s/ Brian Posner
Name: Brian Posner
Title: Chief Financial Officer

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